ESS Tech, Inc. Receives Continued Listing Standard Notice From NYSE

WILSONVILLE, OREGON – June 15, 2026 – ESS Tech, Inc. (“ESS,” or the “Company”) (NYSE:GWH), a leading manufacturer of sustainable energy storage solutions, today announced that on June 9, 2026, it received notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) indicating that the Company did not satisfy the continued listing standard set forth in Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s common stock was less than $1.00 per share over a consecutive 30 trading-day period. As of June 8, 2026, the 30 trading-day average closing share price of the Company's common stock was $0.98. The Notice is a notice of deficiency, not delisting, and does not currently affect the listing or trading of the Company’s common stock on the NYSE.
In accordance with applicable NYSE rules, the Company intends to notify the NYSE within 10 business days of its intent to regain compliance with Rule 802.01C and return to compliance with the applicable NYSE continued listing standards. The Company can regain compliance at any time within a six-month cure period following its receipt of the Notice if, on the last trading day of any calendar month during such cure period, the Company has both: (i) a closing share price of at least $1.00 and (ii) an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of the applicable calendar month.
The Company intends to remain listed on the NYSE and is considering all available options to regain compliance with the NYSE’s continued listing standards. The NYSE notice has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on the NYSE during such cure period, subject to the Company’s compliance with other NYSE continued listing standards.
Furthermore, the Notice is not anticipated to impact the ongoing business operations of the Company or its reporting requirements with the U.S. Securities and Exchange Commission (“SEC”).
About ESS Tech, Inc.
ESS (NYSE: GWH) is the leading manufacturer of long-duration iron flow energy storage solutions. ESS was established in 2011 with a mission to accelerate decarbonization safely and sustainably through longer lasting energy storage. Using easy-to-source iron, salt, and water, ESS iron flow technology enables energy security, reliability and resilience. We build flexible storage solutions that allow our customers to meet increasing energy demand without power disruptions and maximize the value potential of excess energy. For more information visit www.essinc.com.
Forward-Looking Statements
This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company and other matters that involve substantial risks and uncertainties. These statements may discuss the management team’s goals, beliefs, hopes, intentions and expectations, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, the Company’s management. The use of forward-looking terminology, including the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” or, in each case, their negative or other variations or comparable terminology may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the Company’s ability to maintain the listing of its common stock on the NYSE and any potential plans to regain compliance with the continued listing standards of the NYSE. These forward-looking statements are based on ESS’ current expectations and beliefs concerning future developments and their potential effects on ESS. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. There can be no assurance that the future developments affecting ESS will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond ESS’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, the Company’s ability to regain compliance with the continued listing standards of the NYSE within the applicable cure period, as well as those risks
26440 SW Parkway Ave.
Wilsonville, OR 97070
T: 855-423-9920
www.ESSinc.com

and uncertainties described more fully in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 5, 2026, and the Company’s other filings filed with the SEC. Except as required by law, ESS is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contacts
Investors:
Chris Tyson
Executive Vice President
MZ Group - MZ North America
Phone: (949) 491-8235
GWH@mzgroup.us
www.mzgroup.us

Media:
Brad Dore
(916) 207-7355
Brad.Dore@essinc.com

Source: ESS Tech, Inc.
26440 SW Parkway Ave.
Wilsonville, OR 97070
T: 855-423-9920
www.ESSinc.com